ALEXANDER & BALDWIN, INC.

NOTICE OF AWARD OF TIME-BASED RESTRICTED STOCK UNITS

The Corporation hereby awards to Participant, as of the Award Date indicated below, an award (the “Award”) of restricted stock units under the Corporation’s 2007 Incentive Compensation Plan (the “Plan”). Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units and the applicable vesting schedule for those units and the underlying shares are set forth below. The remaining terms and conditions governing the Award shall be as set forth in the form Time-Based Restricted Stock Unit Award Agreement for service-vesting Awards.

AWARD SUMMARY

Participant	_________________________________________
Award Date:	______________________, 200_
Number of Shares Subject to Award:	___________ shares of Common Stock (the “Shares”)
Vesting Schedule:

The Shares shall vest in a series of three (3) successive equal annual installments upon Participant’s completion of each successive year of Service over the three (3)-year period measured from the Award Date. Each such installment vesting date is hereby designated a “Vesting and Issuance Date.” However, one or more Shares may be subject to accelerated vesting in accordance with the provisions of Paragraph 3 or Paragraph 5 of the form Time-Based Restricted Stock Unit Award Agreement.

Participant understands and agrees that the Award is granted subject to and in accordance with the terms of the Plan and hereby agrees to be bound by the terms of the Plan and the terms of the Award as set forth in the form Timed-Based Restricted Stock Unit Award Agreement attached as Exhibit A. Participant hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

Continuing Consent. Participant further acknowledges and agrees that, except to the extent the Plan Administrator notifies Participant in writing to the contrary, each subsequent award of service-vesting restricted stock units made to him or her under the Plan shall be subject to the same terms and conditions set forth in the Time-Based Restricted Stock Unit Award Agreement attached to his or her initial service-vesting Award, and Participant hereby accepts those terms and conditions for each such subsequent service-vesting restricted stock unit award that may be made to him or her under the Plan and hereby agrees to be bound by those terms and conditions for any such restricted stock unit awards, without any further consent or acceptance required on his or her part at the time or times when those awards may be made. However, Participant may, at anytime he or she holds an outstanding service-vesting restricted stock unit award under the Plan, request a written copy of the form Timed-Based Restricted Stock Unit Award Agreement from the Corporation by contacting the Corporation’s Human Resources Department at the Corporation’s headquarters at 822 Bishop Street, Honolulu, HI 96813.

Employment at Will. Nothing in this Notice or in the form Time-Based Restricted Stock Unit Award Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the form Time-Based Restricted Stock Unit Award Agreement for service-vesting Awards.

DATED: ________________________

ALEXANDER & BALDWIN, INC.

By:	_________________________

Title:	_________________________

_________________________
PARTICIPANT

Address:	_________________________

_________________________

INITIAL TIME-BASED AWARD ATTACHMENTS

Time-Based Restricted Stock Unit Award Agreement

Plan Summary and Prospectus